UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2007

FIRSTCITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive

Waco, Texas 76712

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, “Regulation FD Disclosures.”

On July 5, 2007, FirstCity Financial Corporation (“FirstCity” or the “Company”) issued a press release announcing the consent of the Bank of Scotland, as agent and lender, to the delivery of the annual audited and unaudited financial statements of FirstCity for Fiscal Year 2006, the monthly financial statements for January 2007 through June 2007, the Annual Report on Form 10-K for the year ended December 31, 2006 and the Form 10-Q for the period ending March 31, 2007, by a date not later than July 31, 2007.  A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

The following exhibit is furnished with this Form 8-K.

(d)                                 Exhibits.

99.1                           Text of press release of FirstCity Financial Corporation issued on July 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: July 5, 2007	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Text of press release of FirstCity Financial Corporation issued on July 5, 2007.